UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010

Global Smoothie Supply, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-164868	20-2784-176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4428 University Blvd. Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 769-0836

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b)	Departure of Director and Officer.

John W. Gohsman resigned as Director, President and Chief Operating Officer of Global Smoothie Supply, Inc., effective as of close of business on December 8, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SMOOTHIE SUPPLY,INC. (Registrant)

By:	/s/ David C. Tiller
	Name:	David C. Tiller
	Title:	Chief Executive Officer

Date: December 8, 2010

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